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                                                                  Exhibit 10.2

                                                                EXECUTION COPY



                                FOURTH AMENDMENT

                                       TO

                    MASTER INDENTURE AND SERVICING AGREEMENT

                            SERIES 2002-1 SUPPLEMENT



                  This FOURTH AMENDMENT TO THE SERIES 2002-1 SUPPLEMENT TO MASTER INDENTURE AND SERVICING AGREEMENT (this "AMENDMENT"), dated as of October 14, 2003, is among SIERRA RECEIVABLES FUNDING COMPANY, LLC, a limited liability company formed under the laws of the State of Delaware, as Issuer, FAIRFIELD ACCEPTANCE CORPORATION - NEVADA, a Delaware corporation, as Master Servicer, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Trustee under the Master Indenture and Servicing Agreement, dated as of August 29, 2002 and as subsequently amended (the "AGREEMENT"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent.

                  WHEREAS the Issuer, the Servicer, the Trustee and the Collateral Agent have executed that certain Series 2002-1 Supplement to Master Indenture and Servicing Agreement, dated as of August 29, 2002, the First Amendment thereto dated as of March 11, 2003, the Second Amendment thereto dated as of March 26, 2003 and the Third Amendment thereto dated as of July 17, 2003 (together, the "INDENTURE SUPPLEMENT") and capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Indenture Supplement;

                  WHEREAS, the Issuer, the Master Servicer, the Trustee and the Collateral Agent wish to amend the Indenture Supplement in accordance with subsection 13.1(b) of the Agreement;

                  NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   AMENDMENTS

                   Section 1.01. AMENDMENTS RELATING TO NEW DEFINITIONS. Section
2.01 of the Indenture Supplement is hereby amended to add the following definitions each of which shall read in its entirety as follows and be added in the correct alphabetical order:

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                   "BUSINESS DAY," for purposes of this Supplement, shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in New York, New York, Las Vegas, Nevada, Chicago, Illinois, Charlotte, North Carolina, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed or (iii) a day on which banks in London are closed.

                  "NOTEHOLDER'S LETTER" shall mean a letter substantially in the form of Exhibit G.

                   Section 1.02. AMENDMENT RELATING TO TRANSFER RESTRICTIONS.

                   (a) AMENDMENT OF SUBSECTION 4.11(B). Subsection 4.11(b) of the Indenture Supplement shall be and hereby is amended by adding the following provision at the end of such subsection:

                  In addition, no transfer of the Series 2002-1 Notes or any interest therein (including without limitation by pledge or hypothecation) may be made in any manner that would result in the outstanding securities (other than short-term paper) being beneficially owned by more than 100 persons. For the purpose of monitoring compliance with the foregoing restrictions and determining whether after such transfer or resale the outstanding securities (other than short-term paper) of the Issuer would be beneficially owned by more than 100 persons calculated in accordance with Section 3(c)(1) of the Investment Company Act, the following provisions shall apply:

                           (1) As stated in Section 4.01, one Note and only one
                  Note shall be issued for each Class and such Note shall be registered in the name of the Class Agent for that Class.

                           (2) No more than eight Notes, each of which shall be
                  issued to a single Class, shall be issued and outstanding at any time.

                           (3) With respect to each Class and the Note issued
                  for that Class, the Class Agent shall deliver to the Issuer and the Trustee a Noteholder's Letter in the form attached hereto as Exhibit G together with the supporting certificates from each member of the Class, also as included in Exhibit G.

                           (4) No Note or any interest therein may be
                  transferred (including without limitation by pledge or hypothecation) unless the entire Note is transferred to a Class and as a condition to the transfer of the Note to such Class the Class Agent for the transferee Class delivers a Noteholder's Letter to the Issuer and the Trustee; provided, however, that such provision shall not restrict the ability of any Conduit (as defined in the Note Purchase Agreement), under the terms of its Liquidity Agreement or the Note Purchase Agreement, to sell or grant to one or more Liquidity Providers party to the Liquidity Agreement or one or more Alternate Investors party to the Note Purchase Agreement, participating interests or security interests in the Series 2002-1 Notes provided that each Liquidity Provider or Alternate Investor is a member of the Class of which the

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                  Conduit is a member and has been included as a member covered in a Noteholders Letter delivered to the Trustee and Issuer.

                           (5) Each Class, as evidenced by the Noteholder's
                  Letter, shall include not more than four persons within the meaning of Section 3(c)(1) of the Investment Company Act unless the Issuer delivers an express written consent to a larger number of persons.

                           (6) The Issuer may from time to time request that,
                  with respect to any Class or to all Classes, the respective Class Agent or Class Agents deliver to the Issuer either a new Noteholders Letter or a written statement that the information in the Noteholder's Letter most recently delivered to the Issuer has not changed.

                  (b) AMENDMENT OF SUBSECTION 4.11(C). Subsection 4.11(c) of the Indenture Supplement shall be and hereby is amended by adding the following provisions after clause (vii) and before the final paragraph of that subsection:

                           (viii) It understands that the Issuer is not
                  registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), but that the Issuer has an exception from registration as such by virtue of Section 3(c)(1) of the Investment Company Act, which in general excludes from the definition of an investment company any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more that 100 persons and which has not made and does not propose to make a public offering of its securities.

                           (ix) It is acquiring the Note or an interest in a
                  Note as a member of a Class and such Class is not permitted to be composed of more than four persons within the meaning of
                  Section 3(c)(1) of the Investment Company Act unless the Issuer has given its express written consent to a larger number of persons.

                  Section 1.03. AMENDMENT TO EXHIBIT B. The following additional legend is hereby added to the form of the Note included as Exhibit B to the Indenture Supplement. The additional legend shall be added immediately after the first legend and shall read in its entirety as follows:

                           THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED
                  STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). EACH HOLDER OF THIS NOTE AGREES THAT THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS IN THE SERIES 2002-1 SUPPLEMENT WHICH LIMIT TRANSFERS ONLY TO ANOTHER CLASS AND REQUIRE THAT NO CLASS INCLUDE MORE THAN FOUR PERSONS FOR PURPOSES OF SECTION 3(C)(1) OF THE INVESTMENT COMPANY ACT UNLESS THE ISSUER HAS GIVEN ITS EXPRESS WRITTEN CONSENT TO A LARGER NUMBER OF PERSONS AND AFTER ANY SUCH TRANSFER,

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                  THERE WILL BE NO MORE THAN 100 BENEFICIAL OWNERS OF THE NOTES.
                  FOR SUCH PURPOSES, THE NUMBER OF BENEFICIAL OWNERS OF THE
                  NOTES WILL BE CALCULATED IN ACCORDANCE WITH SECTION 3(C)(1) OF THE INVESTMENT COMPANY ACT.

                  On or before the effective date of this Amendment, the Issuer shall for each Class execute a replacement Note which shall include the above referenced legend and deliver the replacement Notes to the Trustee for authentication and exchange for the Notes outstanding immediately prior to the date of this Amendment. With respect to each Class, upon surrender by the respective Class Agent of the Note previously issued to that Class, the Trustee shall authenticate the replacement Note for such Class, register the replacement Note as provided in Exhibit C to the Supplement as amended by this Amendment and deliver it as provided in Exhibit C to the Supplement as amended by this Amendment. Upon authentication and delivery of the replacement Notes in exchange for the previous Notes, the Trustee shall cancel and dispose of the previous Notes in a manner satisfactory to the Trustee.

                  Section 1.04. AMENDMENT TO EXHIBIT C. Exhibit C to the Indenture Supplement, setting forth information with respect to each Note and the registration information shall be and hereby is amended to read in its entirety as set forth in Schedule I attached to this Amendment.

                  Section 1.05. AMENDMENT TO ADD EXHIBIT G. Exhibit G to the Indenture Supplement shall be and hereby is added to read in its entirety as set forth in Schedule II attached to this Amendment.

                  Section 1.06. AMENDMENT TO INDEX OF EXHIBITS. The index of Exhibits immediately following the Table of Contents in the Indenture Supplement is hereby amended so that the reference to Exhibit G reads as follows:

                  EXHIBIT G    Form of Noteholder's Letter..................G-1


                                   ARTICLE II

                           EFFECTIVENESS OF AMENDMENT

                  Section 2.01. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto and the consent of all Holders as evidenced by the execution of the Consents attached hereto and by the delivery by each Class Agent to the Issuer and the Trustee of a Noteholder's Letter accompanied by the supporting certificates of the Members.

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                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

                  Section 3.01. SUPPLEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Master Indenture and the Indenture Supplement, as previously amended, shall remain in full force and effect. All references to the Indenture Supplement in any other document or instrument shall be deemed to mean the Indenture Supplement, as amended and supplemented by this Amendment. This Amendment shall not constitute a novation of the Master Indenture or the Indenture Supplement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Indenture Supplement, as amended by this Amendment, as though the terms and obligations of the Indenture Supplement were set forth herein.

                  Section 3.02. COUNTERPARTS. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 3.03. GOVERNING LAW. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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                  IN WITNESS WHEREOF, the Issuer, the Master Servicer, the
Trustee and the Collateral Agent have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                  SIERRA RECEIVABLES FUNDING COMPANY, LLC, as Issuer

                                  By:    /s/ JOHN P. COLE
                                         --------------------------------------
                                         Name:  John P. Cole
                                         Title: President and Treasurer


                                  FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, as Master Servicer

                                  By:    /s/ JOHN P. COLE
                                         --------------------------------------
                                         Name:  John P. Cole
                                         Title: President and Treasurer


                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as Trustee

                                  By:    /s/ CHERYL WHITEHEAD
                                         -------------------------------------
                                         Name:  Cheryl Whitehead
                                         Title: Vice President


                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as Collateral Agent

                                  By:    /s/ CHERYL WHITEHEAD
                                         --------------------------------------
                                         Name:  Cheryl Whitehead
                                         Title: Vice President